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EXHIBIT 4.9

EXHIBIT A

FORM OF GLOBAL WARRANT

MICRON TECHNOLOGY, INC.

No. ____________	CUSIP No. 595112111

  THE SECURITY EVIDENCED BY THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. BY ACQUISITION HEREOF, THE HOLDER:

  (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT, (B) IT IS A NON-U.S. PERSON OUTSIDE THE UNITED STATES ACQUIRING THE SECURITY IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT OR (C) IT IS AN INSTITUTIONAL "ACCREDITED INVESTOR" AS DEFINED IN RULE 501(A)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT (AN "INSTITUTIONAL ACCREDITED INVESTOR") THAT IS PURCHASING AT LEAST $100,000 IN AGGREGATE AMOUNT OF SECURITIES;

  (2) AGREES THAT IT WILL NOT RESELL OR OTHERWISE TRANSFER (I) WITHIN TWO YEARS AFTER THE ORIGINAL ISSUANCE OF THE SECURITIES EVIDENCED HEREBY OR (II) IF SUCH HOLDER IS AN AFFILIATE OF THE COMPANY, AT ANY TIME DURING THE THREE MONTHS FOLLOWING SUCH HOLDER'S ACQUISITION OF THE SECURITIES, THE SECURITY EVIDENCED HEREBY OR THE COMMON STOCK ISSUABLE UPON CONVERSION OF SUCH SECURITY EXCEPT (A) TO THE COMPANY OR ANY SUBSIDIARY THEREOF, (B) TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (C) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT TO AN INSTITUTIONAL ACCREDITED INVESTOR THAT IS PURCHASING AT LEAST $100,000 IN AGGREGATE AMOUNT OF SECURITIES AND THAT PRIOR TO SUCH TRANSFER, FURNISHES TO WELLS FARGO BANK MINNESOTA, N.A., AS WARRANT AGENT, A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND WARRANTIES RELATING TO THE RESTRICTIONS ON TRANSFER OF THE SECURITY EVIDENCED HEREBY (THE FORM OF LETTER CAN BE OBTAINED FROM SUCH WARRANT AGENT), (D) TO A NON-U.S. PERSON OUTSIDE THE UNITED STATES IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT, (E) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) OR (F) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT AND WHICH CONTINUES TO BE EFFECTIVE AT THE TIME OF SUCH TRANSFER; AND

  (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THE SECURITY EVIDENCED HEREBY IS TRANSFERRED (OTHER THAN A TRANSFER PURSUANT TO CLAUSE (2)(F) ABOVE) A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND.

  IN CONNECTION WITH ANY TRANSFER OF THE SECURITY EVIDENCED HEREBY WITHIN TWO YEARS AFTER THE ORIGINAL ISSUANCE OF SUCH SECURITY (OTHER

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  THAN A TRANSFER PURSUANT TO CLAUSE (2)(F) ABOVE), THE HOLDER MUST CHECK THE APPROPRIATE BOX SET FORTH ON THE CERTIFICATE (AVAILABLE FROM THE WARRANT AGENT) RELATING TO THE MANNER OF SUCH TRANSFER AND SUBMIT THIS CERTIFICATE TO THE WARRANT AGENT. IF THE PROPOSED TRANSFER IS PURSUANT TO CLAUSE (2)(C) OR (2)(E) ABOVE, THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO THE WARRANT AGENT (OR ANY SUCCESSOR WARRANT AGENT, AS APPLICABLE) SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS THE COMPANY MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. THIS LEGEND WILL BE REMOVED UPON THE EARLIER OF THE TRANSFER OF THE SECURITY EVIDENCED HEREBY PURSUANT TO CLAUSE (2)(F) ABOVE OR THE EXPIRATION OF TWO YEARS FROM THE ORIGINAL ISSUANCE OF THE SECURITY EVIDENCED HEREBY. AS USED HEREIN, THE TERMS "UNITED STATES" AND "U.S. PERSON" HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.

  UNLESS THIS GLOBAL WARRANT IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO MICRON TECHNOLOGY, INC., THE CUSTODIAN OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

  TRANSFER OF THIS GLOBAL WARRANT SHALL BE LIMITED TO TRANSFERS IN WHOLE, AND NOT IN PART, TO MICRON TECHNOLOGY, INC., DTC, THEIR SUCCESSORS AND THEIR RESPECTIVE NOMINEES AND TRANSFERS OF INTERESTS IN THIS GLOBAL WARRANT SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN SECTION 1.07 OF THE WARRANT AGREEMENT, DATED AS OF JULY 18, 2001, BETWEEN MICRON TECHNOLOGY, INC. AND THE WARRANT AGENT NAMED THEREIN, PURSUANT TO WHICH THIS WARRANT WAS ISSUED.

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GLOBAL WARRANT

REPRESENTING WARRANTS TO PURCHASE COMMON STOCK
EXPIRING MAY 15, 2008

    This certifies that CEDE & CO., or its registered assigns, is the registered owner of the number of Warrants set forth on Schedule A hereto, each expiring May 15, 2008, and each of which entitles the registered owner thereof (the "Warrantholder") to purchase, subject to certain conditions set forth below, after July 18, 2001, from MICRON TECHNOLOGY, INC., a Delaware corporation ("the Company"), one share of Common Stock, par value $0.10 per share, of the Company at the purchase price of $56.00 per share of Common Stock (the "Exercise Price"), subject to adjustment as provided in the Warrant Agreement hereinafter referred to.

    The Warrants evidenced by this Global Warrant are issued under and in accordance with the Warrant Agreement, dated as of July 18, 2001 (the "Warrant Agreement"), between the Company and Wells Fargo Bank Minnesota, N.A., as Warrant Agent, and the Registration Rights Agreement, dated of even date therewith (the "Registration Rights Agreement"), between the Company and Lehman Brothers Inc., and are subject to the terms and provisions contained therein, to all of which terms and provisions the beneficial owners of the Warrants, the entities through which such beneficial owners hold their beneficial interests in the Warrants and the holder of this Global Warrant consent by acceptance of this Global Warrant and which Warrant Agreement and Registration Rights Agreement are hereby incorporated by reference in and made a part of this Global Warrant.

    Reference is hereby made to the Warrant Agreement and the Registration Rights Agreement for a full description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Company and the Warrantholders. The summary of the terms of the Warrant Agreement and the Registration Rights Agreement contained in this Global Warrant is qualified in its entirety by express reference to such agreements. All capitalized terms used but not defined in this Global Warrant shall have the meanings assigned to them in the Warrant Agreement.

    As provided in the Warrant Agreement, and subject to the terms and conditions set forth therein, the Warrants shall be exercisable at any time during the period commencing on the day after the date of the Warrant Agreement and ending at 5:00 p.m., New York time, on May 15, 2008 (the "Expiration Date"); provided, however, subject to Section 2.01 of the Warrant Agreement, any Warrants exercised during the period commencing with the date upon which the Company is required to maintain the effectiveness of the Common Shelf Registration Statement pursuant to Section 5.03(b) of the Warrant Agreement and ending on the Expiration Date shall be deemed to have been exercised on the Expiration Date; provided, further, that if the Company provides a Net Issue Exercise Notice pursuant to Section 2.01 of the Warrant Agreement on or subsequent to the second Trading Day in advance of the Expiration Date, all Warrants exercised from the date of the Cash Exercise Notice until the date of the Net Issue Exercise Notice shall be deemed to be exercised on the Expiration Date. If the Expiration Date shall not be a Business Day, then a Warrant may be exercised on the next succeeding Business Day.

    Whenever some but not all of the Warrants represented hereby are exercised in accordance with the Warrant Agreement, this Global Warrant shall be surrendered by the Warrantholder to the Warrant Agent who shall cause an adjustment to be made to Schedule A hereto so that the number of Warrants represented hereby will be equal to the number of Warrants theretofore represented by this Global Warrant less the number of Warrants then exercised. The Warrant Agent shall thereafter return this Global Warrant to such Warrantholder.

    The Exercise Price and the number of shares of Common Stock purchasable upon exercise of each Warrant are subject to adjustment as provided in the Warrant Agreement. If, as described in Section 3.05 of the Warrant Agreement, the Company reclassifies or changes the shares of Common

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Stock purchasable upon exercise, or consolidates with, merges with or into, any person, each Warrant shall, after such reclassification, change, consolidation or merger, entitle the holder thereof to receive, upon exercise, only the kind and amount of shares and/or other securities receivable upon such reclassification, change, consolidation or merger by a holder of the number of shares of Common Stock into which such Warrant was exercisable prior to such event. The Exercise Price for the shares and/or other securities so issuable shall be an amount equal to the Exercise Price per share of Common Stock immediately prior to such event.

    Subject to the provisions of Article IV of the Warrant Agreement, each Warrantholder shall have the right, upon a Change of Control and at such Warrantholder's option, to require the Company to repurchase, and upon the exercise of such right the Company shall repurchase, all of such holder's Warrants not theretofore called for repurchase, or any portion of Warrants held by such Warrantholder, on the date that is 45 days after the date of the Change of Control Notice at a purchase price equal to the Repurchase Price. At the option of the Company, the Repurchase Price may be paid in cash or, subject to the fulfillment by the Company of the conditions set forth Section 4.02 of the Warrant Agreement, by delivery of the number of shares of Common Stock, valued at 95% of the Market Price of such shares, equal to the Repurchase Price.

    As to any fraction of a share which the same holder of one or more Warrants would otherwise be entitled to purchase upon exercise thereof in the same transaction, the Company shall purchase such fraction for an amount in cash equal to the then-current market value of such fraction determined as provided in the Warrant Agreement.

    The Company covenants that it will at all times through 5:00 p.m. New York time on the Expiration Date (or, if the Expiration Date shall not be a Business Day, then on the next-succeeding Business Day) reserve and keep available out of its authorized but unissued shares or shares held in treasury or a combination thereof of Common Stock, solely for the purpose of issue upon exercise of Warrants as herein provided, the full number of shares of Common Stock, if any, then issuable if all outstanding Warrants then exercisable were to be exercised. The Company covenants that all shares of Common Stock that shall be so issuable shall be duly and validly issued and fully paid and non-assessable.

    The initial issuance of certificates of Common Stock upon the exercise of Warrants shall be made without charge to the exercising Warrantholders for any tax in respect of the issuance of such stock certificates, and such stock certificates shall be issued in the respective names of, or in such names as may be directed by, the registered holders of the Warrants exercised; provided, however, that the Company shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such stock certificate, any Warrant Certificates or other securities in a name other than that of the registered holder of the Warrant Certificate surrendered upon exercise of the Warrant, and the Company shall not be required to issue or deliver such certificates or other securities unless and until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

    Pursuant to the Registration Rights Agreement, the Company has agreed to file under the Securities Act within 90 days after the date of initial issuance of the Warrants (the "Closing Date") a "shelf" registration statement providing for the registration of, and the sale on a continuous or delayed basis by the holders of, all of the Registrable Securities (as defined in the Registration Rights Agreement), pursuant to Rule 415 or any similar rule that may be adopted by the Commission (the "Shelf Registration"). The Company has agreed under the Registration Rights Agreement to use its reasonable efforts to cause the Shelf Registration to be, to become or to be declared effective by the Commission within 180 days after the Closing Date and to keep such Shelf Registration continuously effective for a period ending on the earlier of (i) the second anniversary of the Closing Date or

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(ii) such time as there are no longer any Registrable Securities outstanding. Pursuant to the Registration Rights Agreement, the Company shall promptly supplement or make amendments to the Shelf Registration, as and when required by the rules, regulations or instructions applicable to the registration form used for such Shelf Registration or by the Securities Act or rules and regulations thereunder for shelf registration, and the Company shall furnish to the holders of the Registrable Securities copies of any such supplement or amendment prior to its being used or promptly following its filing with the Commission

    As provided in the Warrant Agreement and the Registration Rights Agreement, the Warrantholders have additional rights and duties with respect to the registration of the Warrants and Common Stock. In connection with the Shelf Registration, Warrantholders and certain other persons have the right to be indemnified and held harmless by the Company under certain circumstances in connection with certain losses, claims, damages or liabilities, under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, at common law or otherwise. The Company also is required to follow certain procedures as directed by the Warrantholders in connection with the registration of the Warrants and the Common Stock. A Warrantholder will be required to indemnify and hold the Company and certain other persons harmless in certain circumstances in connection with written information furnished to the Company by or on behalf such Warrantholder specifically for use in any registration statement, or any preliminary or final or summary Prospectus contained therein or any amendment or supplement thereto.

    By its acceptance of any Warrant represented by a Warrant Certificate bearing the Warrant Private Placement Legend, each holder and beneficial owner of an interest in such a Warrant acknowledges the restrictions on transfer of such a Warrant set forth in the Warrant Private Placement Legend and agrees that it will transfer such a Warrant only in accordance with the Warrant Private Placement Legend.

    In connection with any transfer of a Warrant represented by a Warrant Certificate bearing the Warrant Private Placement Legend, each Warrantholder agrees to deliver to the Company:

    (i) if such Warrant is being transferred to a qualified institutional buyer (as defined in Rule 144A under the Securities Act ("Rule 144A")) in accordance with Rule 144A, pursuant to an exemption from registration in accordance with Rule 144, or outside the United States in an offshore transaction to a person other than a U.S. Person (as such term is defined in Regulation S) (a "non-U.S. Person") in compliance with Regulation S, a certification to that effect from the transferee or transferor (in substantially the form attached to the Warrant Agreement); or

    (ii) if such Warrant is being transferred in reliance on another exemption from the registration requirements of the Securities Act, a certification to that effect (in substantially the form attached to the Warrant Agreement) and an opinion of counsel reasonably acceptable to the Company to the effect that such transfer is in compliance with the Securities Act;

provided that the Warrant Agent shall not be required to determine (but may rely on a determination made by the Company with respect to) the sufficiency of any such certificates or opinions (collectively, "Warrant Transfer Certifications").

    Upon the registration of transfer or exchange of or substitution for a Warrant represented by a Warrant Certificate not bearing the Warrant Private Placement Legend, the Warrant Agent shall deliver a Warrant Certificate or Warrant Certificates that do not bear the Warrant Private Placement Legend. Upon the registration of transfer or exchange of or substitution for a Warrant represented by a Warrant Certificate bearing the Warrant Private Placement Legend, the Warrant Agent shall deliver a Warrant Certificate or Warrant Certificates bearing the Warrant Private Placement Legend, unless such legend

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may be removed from such Warrant Certificate in accordance with the terms of the Warrant Agreement. Upon provision of Warrant Transfer Certifications, the Warrant Agent, at the direction of the Company, shall countersign and deliver in exchange or substitution for the Warrant Certificate representing Warrants to be transferred or exchanged or substituted for, a Warrant Certificate or Warrant Certificates (representing, in the aggregate, the same number of Warrants) without such legend if and to the extent such Warrants to be transferred or exchanged or substituted for are no longer "restricted securities" within the meaning of Rule 144. If the Warrant Private Placement Legend has been removed from a Warrant Certificate, as provided above, no other Warrant Certificate issued in exchange for all or any part of such Warrant Certificate shall bear such legend, unless the Company has reasonable cause to believe that the Warrants represented by such other Warrant Certificate represent "restricted securities" within the meaning of Rule 144 and instructs the Warrant Agent in writing to cause a legend to appear thereon.

    So long as this Global Warrant is registered in the name of the Depositary or its nominee, Agent Members shall have no rights under this Agreement with respect to this Global Warrant held on their behalf by the Depositary or the Warrant Agent as its custodian, and the Depositary may be treated by the Company, the Warrant Agent and any agent of the Company or the Warrant Agent as the absolute owner of such Global Warrant for all purposes. Accordingly, any such owner's beneficial interest in this Global Warrant will be shown only on, and the transfer of such interest shall be effected only through, records maintained by the Depositary or its nominee or its Agent Members, and neither the Company nor the Warrant Agent shall have any responsibility with respect to such records maintained by the Depositary or its nominee or its Agent Members. Notwithstanding the foregoing, nothing herein shall (i) prevent the Company, the Warrant Agent or any agent of the Company or the Warrant Agent from giving effect to any written certification, proxy or other authorization furnished by the Depositary or (ii) impair, as between the Depositary and its Agent Members, the operation of customary practices governing the exercise of the rights of a Warrantholder. Any holder of this Global Warrant shall, by acceptance of such Global Warrant, agree that transfers of beneficial interests in this Global Warrant may be effected only through a book entry system maintained by the holder of this Global Warrant (or its agent), and that ownership of a beneficial interest in the Warrants represented thereby shall be required to be reflected in book entry form.

    Transfers of this Global Warrant shall be limited to transfers in whole, and not in part, to the Company, the Depositary, their successors, and their respective nominees. Interests of beneficial owners in this Global Warrant will be transferred in accordance with the rules and procedures of the Depositary.

    This Global Warrant shall be exchanged for Certificated Warrants in the event that (i) the Depositary (x) has notified the Company that it is unwilling or unable to continue as, or ceases to be, a clearing agency registered under Section 17A of the Exchange Act and (y) a successor to the Depositary registered as a clearing agency under Section 17A of the Exchange Act is not able to be appointed by the Company within 90 days, (ii) the Depositary is at any time unwilling or unable to continue as Depositary and a successor to the Depositary is not able to be appointed by the Company within 90 days, or (iii) a beneficial interest in this Global Warrant has been transferred to an Institutional Accredited Investor or in reliance on another exemption from the registration requirements of the Securities Act, other than pursuant to Rule 144A, Rule 144 or Regulation S, pursuant to Section 1.07(f) of the Warrant Agreement. In any such event, this Global Warrant shall be surrendered to the Warrant Agent for cancellation, and the Company shall execute, and the Warrant Agent shall countersign and deliver, to each beneficial owner identified by the Depositary, in exchange for such beneficial owner's beneficial interest in this Global Warrant, Certificated Warrants representing, in the aggregate, the number of Warrants theretofore represented by this Global Warrant with respect to such beneficial owner's respective beneficial interest.

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    If a holder of a beneficial interest in this Global Warrant wishes at any time to transfer its interest in this Global Warrant to an Institutional Accredited Investor or in reliance on another exemption from the registration requirements of the Securities Act, such Warrantholder may, subject to the rules and procedures of the Depositary and to compliance with the provisions of Section 1.07(b)(ii) of the Warrant Agreement, cause the exchange of such interest for one or more Certificated Warrants of any Authorized Denomination or Authorized Denominations and of the same aggregate amount. Upon receipt by the Warrant Agent of (A) instructions from the Depositary directing the Warrant Agent to authenticate and deliver one or more Certificated Warrants of the same aggregate amount as the beneficial interest in this Global Warrant to be exchanged, such instructions to contain the name or names of the designated transferee or transferees, the Authorized Denomination or Authorized Denominations of the Certificated Warrants to be so issued and appropriate delivery instructions and (B) instructions from the Company to the effect that it deems sufficient the Warrant Transfer Certifications received pursuant to Section 1.07(b)(ii) of the Warrant Agreement, then the Warrant Agent shall instruct the Depositary to reduce this Global Warrant by the aggregate beneficial interest therein to be exchanged and to debit or cause to be debited from the account of the person making such transfer the beneficial interest in this Global Warrant that is being transferred, and concurrently with such reduction and debit the Company shall execute, and the Warrant Agent shall authenticate and deliver, one or more Certificated Warrants of the same Authorized Denomination in accordance with the instructions referred to above.

    Certificated Warrants may be transferred or exchanged for a beneficial interest in this Global Warrant only upon receipt by the Warrant Agent of a Certificated Warrant, duly endorsed or accompanied by appropriate instruments of transfer, in form satisfactory to the Warrant Agent, together with (1) the Warrant Transfer Certifications; and (2) written instructions directing the Warrant Agent to make, or to direct the Depositary to make, an endorsement on this Global Warrant to reflect an increase in the aggregate amount of the Warrants represented by this Global Warrant. Upon such transfer or exchange, the Warrant Agent shall cancel such Certificated Warrant and cause, or direct the Depositary to cause, in accordance with the standing instructions and procedures existing between the Depositary and the Warrant Agent, the number of Warrants represented by this Global Warrant to be increased accordingly.

    The holder of this Global Warrant may grant proxies and otherwise authorize any person, including Agent Members and persons that may hold interests through Agent Members, to take any action which a Warrantholder is entitled to take under this Warrant or the Warrant Agreement.

    Prior to the exercise of the Warrants represented hereby, the holder of this Global Warrant shall not be entitled, as such, to any rights of a stockholder of the Company, including, without limitation, the right to vote or to consent to any action of the stockholders of the Company, to receive dividends or other distributions, to exercise any preemptive right or to receive any notice of meetings of stockholders of the Company, and shall not be entitled to receive any notice of any proceedings of the Company except as provided in the Warrant Agreement.

    Copies of the Warrant Agreement are on file at the office of the Warrant Agent and may be obtained by writing to the Warrant Agent at the following address:

Wells Fargo Bank Minnesota, N.A. Attn: Corporate Trust Services MAC N9303-110 Sixth and Marquette Minneapolis, MN 55408

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THE WARRANT AGREEMENT AND THIS WARRANT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED IN SAID STATE.

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    This Warrant shall not be valid for any purpose until it shall have been countersigned by the Warrant Agent.

Dated:
MICRON TECHNOLOGY, INC.
By:
Name:
Title:
Countersigned:
WELLS FARGO BANK MINNESOTA, N.A., as Warrant Agent
By:	Authorized Officer

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SCHEDULE A TO GLOBAL WARRANT

    The initial number of Warrants represented by this Global Warrant is 26,162,791. The following decreases in the number of Warrants represented by this Global Warrant have been made as a result of the exercise of certain Warrants represented by this Global Warrant:

Date of Exercise of Warrants	Number of Warrants Exercised	Total Number of Warrants Represented Hereby Following Such Exercise	Notation Made by Warrant Agent

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EXERCISE FORM

(To be executed only upon exercise of Warrant)

    The undersigned registered holder of            Warrants irrevocably elects to exercise of the Warrants represented by the Global Warrant for the purchase of             (subject to adjustment as set forth in the Warrant Agreement) shares of Common Stock, $0.10 par value, of MICRON TECHNOLOGY, INC., for each Warrant so exercised, and, to the extent so required by Micron Technology, Inc. in the event of a Cash Exercise, herewith makes payment of $               (such payment being by certified check, official bank check or bank cashier's check payable to the order or at the direction of Micron Technology, Inc.), all at the exercise price and on the terms and conditions specified in the Global Warrant and the Warrant Agreement therein referred to, and surrenders all of its right, title and interest in the number of Warrants exercised herein to Micron Technology, Inc., and directs that the shares of Common Stock or other securities or property deliverable upon the exercise of such Warrants, and any Warrant Certificate or interests in the Global Warrant representing unexercised Warrants, be registered or placed in the name and at the address specified below and delivered thereto.

Dated:
(Signature of Warrantholder)
(Street Address)
(City) (State) (Zip Code)
Signature Guaranteed By:

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SECURITIES AND/OR CHECK TO BE ISSUED TO:
IF IN CERTIFICATED FORM:
Social Security Number or identifying number:
Name:
Street Address:
City, State and Zip Code:
IF IN BOOK-ENTRY FORM THROUGH DTC:
ACCOUNT NUMBER:
ACCOUNT NAME:
ANY UNEXERCISED WARRANTS REPRESENTED BY THE EXERCISING HOLDER'S INTEREST IN THE GLOBAL WARRANT TO BE ISSUED TO:
IF IN CERTIFICATED FORM:
Social Security Number or identifying number:
Name:
Street Address:
City, State, and Zip Code:
IF IN BOOK-ENTRY FORM THROUGH DTC:
ACCOUNT NUMBER:
ACCOUNT NAME:

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FORM OF ASSIGNMENT

    FOR VALUE RECEIVED the undersigned registered holder of the within Warrant Certificate hereby sells, assigns, and transfers unto the Assignee(s) named below (including the undersigned with respect to any Warrants constituting a part of the Warrants evidenced by the within Warrant Certificate not being assigned hereby) all of the right of the undersigned under the within Warrant Certificate, with respect to the number of Warrants set forth below:

Name of Assignees	Address	Number of Warrants	Social Security Number or Other Identifying Number

and does hereby irrevocably constitute and appoint                  , the undersigned's attorney, to make such transfer on the books of Micron Technology, Inc. maintained for the purpose, with full power of substitution in the premises.

Dated:
(Signature of Warrantholder)
(Street Address)
(City) (State) (Zip Code)
Signature Guaranteed By:

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EXHIBIT B

FORM OF CERTIFICATED WARRANT

MICRON TECHNOLOGY, INC.

No. ____________	CUSIP No. 595112111

  THE SECURITY EVIDENCED BY THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. BY ACQUISITION HEREOF, THE HOLDER:

  (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT, (B) IT IS A NON-U.S. PERSON OUTSIDE THE UNITED STATES ACQUIRING THE SECURITY IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT OR (C) IT IS AN INSTITUTIONAL "ACCREDITED INVESTOR" AS DEFINED IN RULE 501(A)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT (AN "INSTITUTIONAL ACCREDITED INVESTOR") THAT IS PURCHASING AT LEAST $100,000 IN AGGREGATE AMOUNT OF SECURITIES;

  (2) AGREES THAT IT WILL NOT RESELL OR OTHERWISE TRANSFER (I) WITHIN TWO YEARS AFTER THE ORIGINAL ISSUANCE OF THE SECURITIES EVIDENCED HEREBY OR (II) IF SUCH HOLDER IS AN AFFILIATE OF THE COMPANY, AT ANY TIME DURING THE THREE MONTHS FOLLOWING SUCH HOLDER'S ACQUISITION OF THE SECURITIES, THE SECURITY EVIDENCED HEREBY OR THE COMMON STOCK ISSUABLE UPON CONVERSION OF SUCH SECURITY EXCEPT (A) TO THE COMPANY OR ANY SUBSIDIARY THEREOF, (B) TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (C) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT TO AN INSTITUTIONAL ACCREDITED INVESTOR THAT IS PURCHASING AT LEAST $100,000 IN AGGREGATE AMOUNT OF SECURITIES AND THAT PRIOR TO SUCH TRANSFER, FURNISHES TO WELLS FARGO BANK MINNESOTA, N.A., AS WARRANT AGENT, A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND WARRANTIES RELATING TO THE RESTRICTIONS ON TRANSFER OF THE SECURITY EVIDENCED HEREBY (THE FORM OF LETTER CAN BE OBTAINED FROM SUCH WARRANT AGENT), (D) TO A NON-U.S. PERSON OUTSIDE THE UNITED STATES IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT, (E) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) OR (F) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT AND WHICH CONTINUES TO BE EFFECTIVE AT THE TIME OF SUCH TRANSFER; AND

  (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THE SECURITY EVIDENCED HEREBY IS TRANSFERRED (OTHER THAN A TRANSFER PURSUANT TO CLAUSE (2)(F) ABOVE) A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND.

    IN CONNECTION WITH ANY TRANSFER OF THE SECURITY EVIDENCED HEREBY WITHIN TWO YEARS AFTER THE ORIGINAL ISSUANCE OF SUCH SECURITY (OTHER THAN A TRANSFER PURSUANT TO CLAUSE (2)(F) ABOVE), THE HOLDER MUST CHECK THE APPROPRIATE BOX SET FORTH ON THE CERTIFICATE (AVAILABLE FROM THE WARRANT AGENT) RELATING TO THE MANNER OF SUCH TRANSFER AND SUBMIT

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THIS CERTIFICATE TO THE WARRANT AGENT. IF THE PROPOSED TRANSFER IS PURSUANT TO CLAUSE (2)(C) OR (2)(E) ABOVE, THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO THE WARRANT AGENT (OR ANY SUCCESSOR WARRANT AGENT, AS APPLICABLE) SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS THE COMPANY MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. THIS LEGEND WILL BE REMOVED UPON THE EARLIER OF THE TRANSFER OF THE SECURITY EVIDENCED HEREBY PURSUANT TO CLAUSE (2)(F) ABOVE OR THE EXPIRATION OF TWO YEARS FROM THE ORIGINAL ISSUANCE OF THE SECURITY EVIDENCED HEREBY. AS USED HEREIN, THE TERMS "UNITED STATES" AND "U.S. PERSON" HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.

WARRANT CERTIFICATE
REPRESENTING            WARRANTS TO PURCHASE COMMON STOCK
EXPIRING MAY 15, 2008

    This certifies that            , or its registered assigns, is the registered owner of            Warrants, each expiring May 15, 2008, and each of which entitles the registered owner thereof (the "the Warrantholder") to purchase, subject to certain conditions set forth below, after July 18, 2001, from MICRON TECHNOLOGY, INC., a Delaware corporation ("the Company"), one share of Common Stock, par value $0.10 per share, of the Company at the purchase price of $56.00 per share of Common Stock (the "Exercise Price"), subject to adjustment as provided in the Warrant Agreement hereinafter referred to.

    The Warrants evidenced by this Warrant Certificate are issued under and in accordance with the Warrant Agreement, dated as of July 18, 2001 (the "Warrant Agreement"), between the Company and Wells Fargo Bank Minnesota, N.A., as Warrant Agent, and the Registration Rights Agreement, dated of even date therewith (the "Registration Rights Agreement"), between the Company and Lehman Brothers Inc., and are subject to the terms and provisions contained therein, to all of which terms and provisions the holder and beneficial owners of the Warrants and the entities through which such beneficial owners hold their beneficial interests in the Warrants represented hereby consent by acceptance of this Warrant Certificate and which Warrant Agreement and Registration Rights Agreement are hereby incorporated by reference in and made a part of this Warrant Certificate.

    Reference is hereby made to the Warrant Agreement and the Registration Rights Agreement for a full description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Company and the Warrantholders. The summary of the terms of the Warrant Agreement and the Registration Rights Agreement contained in this Warrant Certificate is qualified in its entirety by express reference to such agreements. All capitalized terms used but not defined in this Warrant Certificate shall have the meanings assigned to them in the Warrant Agreement.

    As provided in the Warrant Agreement, and subject to the terms and conditions therein set forth, the Warrants shall be exercisable at any time during the period commencing on the day after the date of the Warrant Agreement and ending at 5:00 p.m., New York time, on May 15, 2008 (the "Expiration Date"); provided, however, subject to Section 2.01 of the Warrant Agreement, any Warrants exercised during the period commencing with the date upon which the Company is required to maintain the effectiveness of the Common Shelf Registration Statement pursuant to Section 5.03(b) of the Warrant Agreement and ending on the Expiration Date shall be deemed to have been exercised on the Expiration Date; provided, further, that if the Company provides a Net Issue Exercise Notice pursuant to Section 2.01 of the Warrant Agreement on or subsequent to the second Trading Day in advance of the Expiration Date, all Warrants exercised from the date of the Cash Exercise Notice until the date of

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the Net Issue Exercise Notice shall be deemed to be exercised on the Expiration Date. If the Expiration Date shall not be a Business Day, then a Warrant may be exercised on the next succeeding Business Day.

    The Exercise Price and the number of shares of Common Stock purchasable upon exercise of each Warrant are subject to adjustment as provided in the Warrant Agreement. If, as described in Section 3.05 of the Warrant Agreement, the Company reclassifies or changes the shares of Common Stock purchasable upon exercise, or consolidates with, merges with or into, any person, each Warrant shall, after such reclassification, change, consolidation or merger, entitle the holder thereof to receive, upon exercise, only the kind and amount of shares and/or other securities receivable upon such reclassification, change, consolidation or merger by a holder of the number of shares of Common Stock into which such Warrant was exercisable prior to such event. The Exercise Price for the shares and/or other securities so issuable shall be an amount equal to the Exercise Price per share of Common Stock immediately prior to such event.

    Subject to the provisions of Article IV of the Warrant Agreement, each Warrantholder shall have the right, upon a Change of Control and at such Warrantholder's option, to require the Company to repurchase, and upon the exercise of such right the Company shall repurchase, all of such holder's Warrants not theretofore called for repurchase, or any portion of Warrants held by such Warrantholder, on the date that is 45 days after the date of the Change of Control Notice at a purchase price equal to the Repurchase Price. At the option of the Company, the Repurchase Price may be paid in cash or, subject to the fulfillment by the Company of the conditions set forth Section 4.02 of the Warrant Agreement, by delivery of the number of shares of Common Stock, valued at 95% of the Market Price of such shares, equal to the Repurchase Price.

    As to any fraction of a share which the same holder of one or more Warrants would otherwise be entitled to purchase upon exercise thereof in the same transaction, the Company shall purchase such fraction for an amount in cash equal to the then-current market value of such fraction determined as provided in the Warrant Agreement.

    The Company covenants that it will at all times through 5:00 p.m. New York time on the Expiration Date (or, if the Expiration Date shall not be a Business Day, then on the next-succeeding Business Day) reserve and keep available out of its authorized but unissued shares or shares held in treasury or a combination thereof of Common Stock, solely for the purpose of issue upon exercise of Warrants as herein provided, the full number of shares of Common Stock, if any, then issuable if all outstanding Warrants then exercisable were to be exercised. The Company covenants that all shares of Common Stock that shall be so issuable shall be duly and validly issued and fully paid and non-assessable.

    The initial issuance of certificates of Common Stock upon the exercise of Warrants shall be made without charge to the exercising Warrantholders for any tax in respect of the issuance of such stock certificates, and such stock certificates shall be issued in the respective names of, or in such names as may be directed by, the registered holders of the Warrants exercised; provided, however, that the Company shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such stock certificate, any Warrant Certificates or other securities in a name other than that of the registered holder of the Warrant Certificate surrendered upon exercise of the Warrant, and the Company shall not be required to issue or deliver such certificates or other securities unless and until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

    Pursuant to the Registration Rights Agreement, the Company has agreed to file under the Securities Act within 90 days after the date of initial issuance of the Warrants (the "Closing Date") a "shelf" registration statement providing for the registration of, and the sale on a continuous or delayed

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basis by the holders of, all of the Registrable Securities (as defined in the Registration Rights Agreement), pursuant to Rule 415 or any similar rule that may be adopted by the Commission (the "Shelf Registration"). The Company has agreed under the Registration Rights Agreement to use its reasonable efforts to cause the Shelf Registration to be, to become or to be declared effective by the Commission within 180 days after the Closing Date and to keep such Shelf Registration continuously effective for a period ending on the earlier of (i) the second anniversary of the Closing Date or (ii) such time as there are no longer any Registrable Securities outstanding. Pursuant to the Registration Rights Agreement, the Company shall promptly supplement or make amendments to the Shelf Registration, as and when required by the rules, regulations or instructions applicable to the registration form used for such Shelf Registration or by the Securities Act or rules and regulations thereunder for shelf registration, and the Company shall furnish to the holders of the Registrable Securities copies of any such supplement or amendment prior to its being used or promptly following its filing with the Commission

    As provided in the Warrant Agreement and the Registration Rights Agreement, the Warrantholders have additional rights and duties with respect to the registration of the Warrants and Common Stock. In connection with the Shelf Registration, Warrantholders and certain other persons have the right to be indemnified and held harmless by the Company under certain circumstances in connection with certain losses, claims, damages or liabilities, under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, at common law or otherwise. The Company also is required to follow certain procedures as directed by the Warrantholders in connection with the registration of the Warrants and the Common Stock. A Warrantholder will be required to indemnify and hold the Company and certain other persons harmless in certain circumstances in connection with written information furnished to the Company by or on behalf such Warrantholder specifically for use in any registration statement, or any preliminary or final or summary Prospectus contained therein or any amendment or supplement thereto.

    By its acceptance of any Warrant represented by a Warrant Certificate bearing the Warrant Private Placement Legend, each holder and beneficial owner of an interest in such a Warrant acknowledges the restrictions on transfer of such a Warrant set forth in the Warrant Private Placement Legend and agrees that it will transfer such a Warrant only in accordance with the Warrant Private Placement Legend.

    In connection with any transfer of a Warrant represented by a Warrant Certificate bearing the Warrant Private Placement Legend, each Warrantholder agrees to deliver to the Company:

    (i) if such Warrant is being transferred to a qualified institutional buyer (as defined in Rule 144A under the Securities Act ("Rule 144A")) in accordance with Rule 144A, pursuant to an exemption from registration in accordance with Rule 144, or outside the United States in an offshore transaction to a person other than a U.S. Person (as such term is defined in Regulation S) (a "non-U.S. Person") in compliance with Regulation S, a certification to that effect from the transferee or transferor (in substantially the form attached to the Warrant Agreement); or

    (ii) if such Warrant is being transferred in reliance on another exemption from the registration requirements of the Securities Act, a certification to that effect (in substantially the form attached to the Warrant Agreement) and an opinion of counsel reasonably acceptable to the Company to the effect that such transfer is in compliance with the Securities Act;

provided that the Warrant Agent shall not be required to determine (but may rely on a determination made by the Company with respect to) the sufficiency of any such certificates or opinions (collectively, "Warrant Transfer Certifications").

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    Upon the registration of transfer or exchange of or substitution for a Warrant represented by a Warrant Certificate not bearing the Warrant Private Placement Legend, the Warrant Agent shall deliver a Warrant Certificate or Warrant Certificates that do not bear the Warrant Private Placement Legend. Upon the registration of transfer or exchange of or substitution for a Warrant represented by a Warrant Certificate bearing the Warrant Private Placement Legend, the Warrant Agent shall deliver a Warrant Certificate or Warrant Certificates bearing the Warrant Private Placement Legend, unless such legend may be removed from such Warrant Certificate in accordance with the terms of the Warrant Agreement. Upon provision of such Warrant Transfer Certifications, the Warrant Agent, at the direction of the Company, shall countersign and deliver in exchange or substitution for the Warrant Certificate representing Warrants to be transferred or exchanged or substituted for, a Warrant Certificate or Warrant Certificates (representing, in the aggregate, the same number of Warrants) without such legend if and to the extent such Warrants to be transferred or exchanged or substituted for are no longer "restricted securities" within the meaning of Rule 144. If the Warrant Private Placement Legend has been removed from a Warrant Certificate, as provided above, no other Warrant Certificate issued in exchange for all or any part of such Warrant Certificate shall bear such legend, unless the Company has reasonable cause to believe that the Warrants represented by such other Warrant Certificate represent "restricted securities" within the meaning of Rule 144 and instructs the Warrant Agent in writing to cause a legend to appear thereon.

    If a holder of this Certificated Warrant wishes to transfer this Warrant to an Institutional Accredited Investor or in reliance on another exemption from the registration requirements of the Securities Act, such Warrantholder may, subject to the restrictions on transfer set forth herein and in the Warrant Agreement, and to compliance with the provisions of Section 1.07(b)(ii) of the Warrant Agreement, cause the exchange of this Certificated Warrant for one or more Certificated Warrants of any Authorized Denomination or Authorized Denominations and of the same aggregate amount. Upon receipt by the Warrant Agent of (A) this Certificated Warrant, duly endorsed as provided in the Warrant Agreement, (B) instructions from such Warrantholder directing the Warrant Agent to authenticate and deliver one or more Certificated Warrants of the same Authorized Denomination as the Certificated Warrants to be exchanged, such instructions to contain the name or names of the designated transferee or transferees, the Authorized Denomination or Authorized Denominations of the Certificated Warrants to be so issued and appropriate delivery instructions and (C) instructions from the Company to the effect that it deems sufficient the Warrant Transfer Certifications received pursuant to Section 1.07(b)(ii) of the Warrant Agreement, then the Warrant Agent shall cancel or cause to be cancelled this Certificated Warrant and concurrently therewith the Company shall execute, and the Warrant Agent shall authenticate and deliver, one or more Certificated Warrants of the same Authorized Denomination, in accordance with the instructions referred to above.

    Subject to the restrictions on transfer set forth herein and in Section 1.07 of the Warrant Agreement, this Warrant and all rights hereunder are transferable by the registered Warrantholder hereof, in whole or in part, on the Warrant Register, upon surrender of this Warrant Certificate duly endorsed, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Warrant Agent duly executed, with signatures guaranteed as specified in the attached Form of Assignment, by the registered Warrantholder hereof or his attorney duly authorized in writing and upon payment of any necessary transfer tax or other governmental charge imposed upon such transfer. Upon any partial transfer, the Company will issue and the Warrant Agent will countersign and deliver to such Warrantholder a new Warrant Certificate or Warrant Certificates with respect to any portion not so transferred. Each taker and Holder of this Warrant, by taking and holding the same, consents and agrees that prior to the registration of transfer as provided in the Warrant Agreement, the Company and the Warrant Agent may treat the person in whose name the Warrants are registered as the absolute owner hereof for any purpose and as the person entitled to exercise the rights represented hereby, any notice to the contrary notwithstanding.

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    This Warrant Certificate may be exchanged at the office of the Warrant Agent for Warrant Certificates representing the same aggregate number of Warrants, each new Warrant Certificate to represent such number of Warrants as the holder hereof shall designate at the time of such exchange.

    Prior to the exercise of the Warrants represented hereby, the holder of this Warrant shall not be entitled, as such, to any rights of a stockholder of the Company, including, without limitation, the right to vote or to consent to any action of the stockholders of the Company, to receive dividends or other distributions, to exercise any preemptive right or to receive any notice of meetings of stockholders of the Company, and shall not be entitled to receive any notice of any proceedings of the Company except as provided in the Warrant Agreement.

    Copies of the Warrant Agreement are on file at the office of the Warrant Agent and may be obtained by writing to the Warrant Agent at the following address:

Wells Fargo Bank Minnesota, N.A. Attn: Corporate Trust Services MAC N9303-110 Sixth and Marquette Minneapolis, MN 55408

THE WARRANT AGREEMENT AND THIS WARRANT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED IN SAID STATE.

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    This Warrant shall not be valid for any purpose until it shall have been countersigned by the Warrant Agent.

Dated:
MICRON TECHNOLOGY, INC.
By:
Name:
Title:
Countersigned:
WELLS FARGO BANK MINNESOTA, N.A., as Warrant Agent
By:	Authorized Officer

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EXERCISE FORM

(To be executed only upon exercise of Warrant)

    The undersigned registered holder of the within Warrant Certificate irrevocably elects to exercise         of the Warrants represented by the within Warrant Certificate for the purchase of      (subject to adjustment as set forth in the Warrant Agreement) shares of Common Stock, $0.10 par value, of MICRON TECHNOLOGY, INC., for each Warrant so exercised, and, to the extent so required by Micron Technology, Inc. in the event of a Cash Exercise, herewith makes payment of $               (such payment being by certified check, official bank check or bank cashier's check payable to the order or at the direction of Micron Technology, Inc.), all at the exercise price and on the terms and conditions specified in the within Warrant Certificate and the Warrant Agreement therein referred to, and surrenders this Warrant Certificate and all right, title and interest therein to Micron Technology, Inc., and directs that the shares of Common Stock or other securities or property deliverable upon the exercise of such Warrants, and any Warrant Certificate representing unexercised Warrants, be registered or placed in the name and at the address specified below and delivered thereto.

Dated:
(Signature of Warrantholder)
(Street Address)
(City) (State) (Zip Code)
Signature Guaranteed By:

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SECURITIES AND/OR CHECK TO BE ISSUED TO:
IF IN CERTIFICATED FORM:
Social Security Number or identifying number:
Name:
Street Address:
City, State and Zip Code:
IF IN BOOK-ENTRY FORM THROUGH DTC:
ACCOUNT NUMBER:
ACCOUNT NAME:
ANY UNEXERCISED WARRANTS EVIDENCED BY THE WITHIN WARRANT CERTIFICATE TO BE ISSUED TO:
IF IN CERTIFICATED FORM:
Social Security Number or identifying number:
Name:
Street Address:
City, State, and Zip Code:
IF IN BOOK-ENTRY FORM THROUGH DTC:
ACCOUNT NUMBER:
ACCOUNT NAME:

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FORM OF ASSIGNMENT

    FOR VALUE RECEIVED the undersigned registered holder of the within Warrant Certificate hereby sells, assigns, and transfers unto the Assignee(s) named below (including the undersigned with respect to any Warrants constituting a part of the Warrants evidenced by the within Warrant Certificate not being assigned hereby) all of the right of the undersigned under the within Warrant Certificate, with respect to the number of Warrants set forth below:

Name of Assignees	Address	Number of Warrants	Social Security Number or Other Identifying Number

and does hereby irrevocably constitute and appoint                  , the undersigned's attorney, to make such transfer on the books of Micron Technology, Inc. maintained for the purpose, with full power of substitution in the premises.

Dated:
(Signature of Warrantholder)
(Street Address)
(City) (State) (Zip Code)
Signature Guaranteed By:

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QuickLinks

  EXHIBIT 4.9
  EXHIBIT A
FORM OF GLOBAL WARRANT
GLOBAL WARRANT
SCHEDULE A TO GLOBAL WARRANT
EXERCISE FORM
FORM OF ASSIGNMENT
  EXHIBIT B
FORM OF CERTIFICATED WARRANT
WARRANT CERTIFICATE REPRESENTING WARRANTS TO PURCHASE COMMON STOCK EXPIRING MAY 15, 2008
EXERCISE FORM
FORM OF ASSIGNMENT